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                                                                    EXHIBIT p(3)

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1999.


/s/ Kent E. Barrett
-----------------------------
Kent E. Barrett
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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned Director of American General Series Portfolio Company, does hereby constitute and appoint John A. Dudley, David M. Leahy and Robert N. Hickey, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Registration Statement on Form N-1A of American General Series Portfolio Company and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement and any and all amendments for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1999.


/s/ Alice T. Kane
-----------------------------
Alice T. Kane